                                                                   Exhibit 10.14

                           SHARE EXCHANGE AGREEMENT

SHARE EXCHANGE AGREEMENT, dated as of May 16, 2000 (this "Agreement"), by and among UNIVERSE2U INC., a Nevada Corporation, (formerly known as PAXTON MINING CORPORATION and referred to herein as "Paxton"), 1418276 Ontario Inc., an Ontario Corporation and a subsidiary of Paxton ("Newco"), and Angelo Boujos, Josie Boujos, Josie Boujos, in trust, Bill McGill and Andrew Eyers (collectively the "Sellers").

                              W I T N E S S E T H

WHEREAS, pursuant to a Stock Purchase Agreement entered into among Paxton, Newco, Universe2U Inc., an Ontario corporation (the "Company"), and Sellers dated as of May 16, 2000 (the "Purchase Agreement"), the parties thereto have agreed, subject to the terms and conditions set forth therein, that Newco shall acquire from Sellers all of the issued and outstanding shares of the Company, and Sellers shall receive Non-Voting Exchangeable Shares of Newco (the "Newco Exchangeable Shares");

WHEREAS, Sellers desire the right to exchange from time to time pursuant to the terms of this Agreement their Newco Exchangeable Shares for common shares, without par value, of Paxton (the "Paxton Common Shares"); and

WHEREAS, Paxton desires the right to purchase from time to time, pursuant to the terms of this Agreement, Newco Exchangeable Shares from Sellers;

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, the parties agree as follows:

                                   ARTICLE 1

                     EXCHANGE RIGHT AND AUTOMATIC EXCHANGE
                     -------------------------------------
                           ON LIQUIDATION OF PAXTON
                           ------------------------

1.1.      Exchange Right.

1.1.1. Paxton agrees with Sellers that, at any time and from time to time (including at any time during which Newco is insolvent or is in the course of liquidation, dissolution or winding up), each Seller shall have the right (the "Exchange Right") to request Paxton to purchase any or all of his Newco Exchangeable Shares for a purchase price per share (the "Exchange Price") equal to (a) the Current Market Price of the Specified Number of Paxton Common Shares on the last Business Day prior to the Exchange Date (as hereinafter defined) plus (b) the amount by which the declared and unpaid dividends on one Newco Exchangeable Share then exceed, if at all, the declared and unpaid dividends on the Specified Number of Paxton Common Shares (calculated as of the date of the declaration of such dividend or dividends in accordance with Newco's Articles of Incorporation) (less any Taxes or U.S. Taxes).

1.1.2. If any of Sellers wishes to exercise his/her Exchange Right in respect of all or any of the Newco Exchangeable Shares registered in his/her name, he/she shall deliver to Paxton (or cause the Escrow Agent to deliver to Paxton in the case of Newco Exchangeable Shares held in escrow pursuant to the Escrow Agreement), in person or by certified or registered mail, at its principal office (attention: Chief Financial Officer), or at such other place as may be specified by Paxton from time to time, one or more certificates representing such Newco Exchangeable Shares accompanied by one or more stock transfer powers endorsed in blank by such Seller, together with a duly completed exercise notice executed by Seller in the form set forth in Exhibit A attached hereto (the "Exchange Notice"):

          (a) specifying the number of Newco Exchangeable Shares in respect of which the Exchange Right is being exercised;

          (b) stating the Business Day on which Seller desires to exchange such Newco Exchangeable Shares (the "Exchange Date"); provided that the Exchange Date shall be not less than ten Business Days nor more than 15 Business Days after the date on which the Exchange Notice is received by Paxton and provided, further, that, if no Exchange Date is specified in the Exchange Notice, the Exchange Date shall be deemed to be the tenth Business Day after the date on which the Exchange Notice is received by Paxton; and

          (c) representing and warranting that Seller is not a non-resident of Canada within the meaning of the Income Tax Act (Canada); if Seller does not so represent and warrant, the provisions of
                  Section 5.9 shall apply.

1.1.3. Subject to compliance with the provisions of Section 5.9, on the Exchange Date, Paxton shall pay or cause to be paid to Seller the Exchange Price for each Newco Exchangeable Share surrendered on this Exchange Date for exchange pursuant to Section 1.1.2. Payment of the total Exchange Price for such Newco Exchangeable Shares shall be made by delivery to Seller at the registered office of Paxton or at such other location as may be specified by Paxton by notice to Seller of one or more certificates representing the Specified Number of Paxton Common Shares with respect to each such Newco Exchangeable Share (less any Paxton Common Shares withheld by Paxton in respect of Taxes) and a cheque of Paxton, payable at any branch of the bankers of Paxton, in respect of the total amount set forth in Section 1.1.1(b). As of and with effect from the Exchange Date, Seller shall cease to be the holder of such Newco Exchangeable Shares and, subject to Section 5.1 hereof, shall not be entitled to exercise any of the rights of a holder in respect thereof, other than the right to receive the Exchange Price, unless payment of the total Exchange Price for such Newco Exchangeable Shares shall not be made in accordance with this provision, in which case the rights of Seller shall remain unaffected to the extent payment of the Exchange Price has not been made until the Exchange Price has been fully paid in the manner herein before provided. Upon such payment or deposit of the Exchange Price, Seller shall thereafter be considered and deemed for all purposes to be the holder of the Paxton Common Shares delivered to him or her, as the case may be.

1.2.      Automatic Exchange on Liquidation of Paxton.

1.2.1. Paxton shall give Sellers notice of each of the following events at the time set forth below:

          (a) in the event of any determination by the Board of Directors of Paxton to institute voluntary liquidation, dissolution or winding-up proceedings with respect to Paxton or to effect any other distribution of assets of Paxton among its shareholders for the purpose of winding-up its affairs, at least 45 days prior to the proposed effective date of such liquidation, dissolution or winding-up or other distribution; and

          (b) immediately, upon the earlier of (i) receipt by Paxton of notice of and (ii) Paxton otherwise becoming aware of any threatened or instituted claim, suit, petition or other proceedings with respect to the involuntary liquidation, dissolution or distribution of assets of Paxton among its shareholders for the purpose of winding-up its affairs.

1.2.2. In order to enable Sellers to participate on a pro rata basis with the holders of Paxton Common Shares in the distribution of assets of Paxton in connection with any of the events set forth in Section 1.2.1(a) or 1.2.1(b) above (a "Paxton Liquidation Event"), on the fifth Business Day (the "Automatic Exchange Date") prior to the date on which Paxton shall be liquidated all of the then outstanding Newco Exchangeable Shares shall be automatically exchanged for Paxton Common Shares (the "Automatic Exchange"). To effect the Automatic Exchange, Paxton shall purchase each Newco Exchangeable Share outstanding on the Automatic Exchange Date and held by Sellers, and Sellers shall sell all Newco Exchangeable Shares held by them at such time, for a purchase price per share (the "Paxton Liquidation Amount") equal to (a) the Current Market Price of the Specified Number of Paxton Common Shares on the last Business Day prior to the Automatic Exchange Date plus (b) the amount by which the declared and unpaid dividends on one Newco Exchangeable Share then exceed, if at all, the declared and unpaid dividends on the Specified Number of Paxton Common Shares (calculated as of the date of the declaration of such dividend or dividends in accordance with the Articles of Incorporation of Newco) (less any Taxes or U.S. Taxes).

1.2.3. On the Automatic Exchange Date, Paxton shall pay or cause to be paid to Sellers the Paxton Liquidation Amount for each such Newco Exchangeable Share upon presentation and surrender at the registered office of Paxton (attention:
Chief Financial Officer), or at such other place as may be specified by Paxton from time to time, of the certificates representing such Newco Exchangeable Shares, together with one or more stock transfer powers endorsed in blank by Sellers and containing a representation and warranty by Sellers that Sellers are not non-residents of Canada within the meaning of the Income Tax Act (Canada). If Sellers do not so represent and warrant, the provisions of Section 5.9 shall apply. Payment of the total Paxton Liquidation Amount for such Newco Exchangeable Shares shall be made by delivery to Sellers of one or more certificates of Paxton Common Shares representing the Specified Number of Paxton Common Shares with respect to each such Newco Exchangeable Share (less any Paxton Common Shares withheld by Paxton in respect of Taxes) and a cheque of Paxton, payable at any branch of the bankers of Paxton in respect of the total amount specified in Section 1.2.2(b) with respect to all such Newco Exchangeable Shares. As of and with effect from the Automatic Exchange Date, Sellers shall cease to be the holders of the Newco Exchangeable Shares exchanged on such date and shall not be entitled to exercise any of the rights of a holder in respect thereof, other than the right to receive the Paxton Liquidation Amount, unless payment of the total Paxton Liquidation Amount shall not be made upon presentation and surrender of the share certificates representing such Newco Exchangeable Shares in accordance with the foregoing provisions, in which case the rights of Sellers shall remain unaffected to the extent payment of the Paxton Liquidation Amount has not been made until the Paxton Liquidation Amount has been fully paid in the manner herein before provided. Paxton shall have the right to deposit or cause to be deposited in a custodial account with any chartered bank or trust company in Canada (the "Paxton Liquidation Amount Depository"), the Paxton Liquidation Amount in respect of the Newco Exchangeable Shares represented by certificates that have not been surrendered on the Automatic Exchange Date. Immediately upon making such deposit, Paxton shall give notice thereof to Sellers. The Newco Exchangeable Shares in respect of which such deposit shall have been made shall be deemed to be exchanged as of the date of such deposit and, subject to Section
5.1 hereof, the rights of Sellers with respect to such Newco Exchangeable Shares shall thereafter be limited to the right to receive the Paxton Liquidation Amount deposited against presentation and surrender of the certificates representing such Newco Exchangeable Shares to the Paxton Liquidation Amount Depository. Upon such payment or deposit of the Paxton Liquidation Amount, Sellers shall thereafter be considered and deemed for all purposes to be the holder of the Paxton Common Shares either (i) delivered to him or (ii) deposited with the Paxton Liquidation Amount Depository.

1.3.      Exercise of Exchange Right Subsequent to Retraction.

In the event that any Sellers have exercised their right under Article 6 of the Articles of Incorporation of Newco to require Newco to redeem any or all of the Newco Exchangeable Shares held by Sellers (the "Retracted Shares"), provided that Paxton shall not have exercised the Retraction Call Right (as hereinafter defined) with respect to the Retracted Shares, and Sellers are notified by Newco pursuant to Section 6.6 of the Articles of Incorporation of Newco that Newco will not be permitted as a result of solvency requirements of applicable law to redeem all such Retracted Shares, Newco hereby agrees to immediately notify Paxton of such prohibition against Newco redeeming all of the Retracted Shares and to immediately forward or cause to be forwarded to Paxton all relevant materials delivered by Sellers to Newco (including, without limitation, a copy of the Retraction Request delivered pursuant to Section 6.1 of the Articles of Incorporation of Newco) in connection with such requested retraction of the Retracted Shares. In any such event, the Retraction Request will constitute and will be deemed to constitute notice from Sellers to Paxton that Sellers are exercising the Exchange Right with respect to those Retracted Shares which Newco is not permitted to redeem, and Paxton agrees to purchase such Retracted Shares in accordance with the provisions of Section 1.1.3.

                                   ARTICLE 2

                              PURCHASE BY PAXTON
                              ------------------

2.1.      Purchase of Shares.

Subject to Section 2.2.1 hereof, on the Purchase Date Paxton shall purchase all of the then outstanding Newco Exchangeable Shares (the "Purchase") for an amount per share (the "Purchase Price") equal to (a) the Current Market Price of the Specified Number of Paxton Common Shares on the last Business Day prior to the Purchase Date, which amount shall be paid and satisfied in full by Paxton causing to be delivered to Sellers the Specified Number of Paxton Common Shares (less any Taxes) plus (b) the amount by which the declared and unpaid dividends on one Newco Exchangeable Share then exceed, if at all, the declared and unpaid dividends on the Specified Number of Paxton Common Shares (calculated as of the date of the declaration of such dividend or dividends in accordance with the Articles of Incorporation of Newco) (less any Taxes or U.S. Taxes).

2.2.      Purchase Procedure.

2.2.1.    In any case of a purchase of Newco Exchangeable Shares under this
Article 2, Paxton shall at least 30 days (or, if impracticable, such lesser time period as is practicable) before the Purchase Date send or cause to be sent to Sellers a notice in writing of the Purchase. Such notice shall set out the formula for determining the Purchase Price and the Purchase Date.

2.2.2. Subject to Section 2.2.1 hereof, on the Purchase Date Paxton shall pay or cause to be paid to Sellers the Purchase Price for each Newco Exchangeable Share upon presentation and surrender at the registered office of Paxton (attention: Chief Financial Officer), or at such other place as may be specified by Paxton from time to time, of the certificates representing such Newco Exchangeable Shares, together with one or more stock transfer powers endorsed in blank by Sellers and containing a representation and warranty by Sellers that Sellers are not non-residents of Canada within the meaning of the Income Tax Act (Canada). If Sellers do not so represent and warrant, the provisions of Section
5.9 shall apply. Payment of the total Purchase Price for such Newco Exchangeable Shares shall be made by delivery to Sellers at the registered office of Paxton or at such other location as may be specified by Paxton by notice to Sellers of one or more certificates representing the Specified Number of Paxton Common Shares with respect to each such Newco Exchangeable Share (less any Paxton Common Shares withheld by Paxton in respect of Taxes) and a cheque of Paxton, payable at any branch of the bankers of Paxton, in respect of the total amount set forth in Section 2.1(b). As of and with effect from the Purchase Date, Sellers shall cease to be the holders of such Newco Exchangeable Shares and, subject to Section 5.1 hereof, shall not be entitled to exercise any of the rights of a holder in respect thereof, other than the right to receive the Purchase Price, unless payment of the total Purchase Price for such Newco Exchangeable Shares shall not be made upon presentation and surrender of share certificates representing such Newco Exchangeable Shares in accordance with the foregoing provisions, in which case the rights of Sellers shall remain unaffected to the extent payment of the Purchase Price has not been made until the Purchase Price has been fully paid in the manner herein before provided. Paxton shall have the right, on or after the Purchase Date, to deposit or cause to be deposited in a custodial account with any chartered bank or trust company in Canada (the "Purchase Price Depository") the Purchase Price in respect of the Newco Exchangeable Shares represented by certificates that have not at the date of such deposit been surrendered by Sellers in connection with the Purchase; provided that, in the event of an acceleration of the Purchase Date pursuant to clause (i) of the last sentence of the definition of "Purchase Date", Paxton shall be required to make such deposit, if any, on the Purchase Date. Immediately upon making such deposit, Paxton shall give notice thereof to Sellers. The Newco Exchangeable Shares in respect of which such deposit shall have been made shall be deemed to be exchanged as of the date of such deposit and, subject to Section 5.1 hereof, Sellers' rights with respect to such Newco Exchangeable Shares shall thereafter be limited to the right to receive the Purchase Price so deposited against presentation and surrender of the certificates representing such Newco Exchangeable Shares to the Purchase Price Depository. Upon such payment or deposit of the Purchase Price, Sellers shall thereafter be considered and deemed for all purposes to be the holder of the Paxton Common Shares either deposited with the Purchase Price Depository.

                                   ARTICLE 3

                     DISTRIBUTION ON LIQUIDATION OF NEWCO
                     ------------------------------------

3.1.      Liquidation Call Right.

In the event of the liquidation, dissolution or winding-up of Newco, whether voluntary or involuntary, or any other distribution of the assets of Newco among its shareholders for the purpose of winding-up its affairs, Paxton shall have the overriding right (the "Liquidation Call Right") to purchase all, but not less than all, of the Newco Exchangeable Shares from Sellers for an amount per share (the "Liquidation Call Price") equal to (a) the Current Market Price of the Specified Number of Paxton Common Shares on the last Business Day prior to the date on which Newco's assets shall be distributed to its shareholders in connection with such liquidation, dissolution or winding-up (the "Newco Liquidation Date"), which amount shall be satisfied in full by Paxton causing to be delivered to Sellers the Specified Number of Paxton Common Shares (less any Taxes) plus (b) the amount by which the declared and unpaid dividends on one Newco Exchangeable Share exceed, if at all, the declared and unpaid dividends on the Specified Number of Paxton Common Shares (calculated as of the date of declaration of such dividend or dividends in accordance with the Articles of Incorporation of Newco) (less any Taxes or U.S. Taxes).

3.2.      Exercise of Liquidation Call Right.

To exercise the Liquidation Call Right, Paxton shall notify Sellers and Newco of Paxton's intention to exercise the Liquidation Call Right (a) in the case of a voluntary liquidation, dissolution or winding-up of Newco at least 30 days before the Newco Liquidation Date and (b) in the case of an involuntary liquidation, dissolution or winding-up of Newco at least five Business Days before the Newco Liquidation Date. If Paxton exercises the Liquidation Call Right, on the Newco Liquidation Date Paxton will purchase, and Sellers will sell, all of the Newco Exchangeable Shares then outstanding for a price per share equal to the Liquidation Call Price.

3.3.     Procedure for Payment of Liquidation Call Price.

In the event Paxton has exercised the Liquidation Call Right as provided herein, then on or after the Newco Liquidation Date, Paxton shall pay or cause to be paid to Sellers the Liquidation Call Price for each Newco Exchangeable Share upon presentation and surrender at the registered office of Paxton (attention:
Chief Financial Officer), or at such other place as may be specified by Paxton from time to time, of the certificates representing such Newco Exchangeable Shares, together with one or more stock transfer powers endorsed in blank by Sellers and containing a representation and warranty by Sellers that Sellers are not non-residents of Canada within the meaning of the Income Tax Act (Canada). If Sellers do not so represent and warrant, the provisions of Section 5.9 shall apply. Payment of the total Liquidation Call Price for such Newco Exchangeable Shares shall be made by delivery to Sellers at the address of the Sellers, at the registered office of Paxton or at such other location as may be specified by Paxton by notice to Sellers, of the certificates representing Paxton Common Shares (less any Paxton Common Shares withheld by Paxton in respect of Taxes) and a cheque of Paxton payable at any branch of the bankers of Paxton in respect of the total amount specified in Section 3.1(b) with respect to all such Exchangeable Shares. In the event Paxton has exercised the Liquidation Call Right as provided herein, then as of and with effect from the Newco Liquidation Date, Sellers shall cease to be the holders of such Newco Exchangeable Shares and shall not be entitled to exercise any of the rights of a holder in respect thereof, other than the right to receive the Liquidation Call Price with respect to each Newco Exchangeable Share held by them on the Newco Liquidation Date, unless payment of the total Liquidation Call Price for such Newco Exchangeable Shares shall not be made upon presentation and, subject to Section 5.1 hereof, surrender of the share certificates representing such Newco Exchangeable Shares in accordance with the foregoing provisions, in which case the rights of Sellers shall remain unaffected to the extent payment of the Liquidation Call Price has not been made until the Liquidation Call Price has been fully paid in the manner herein before provided. Paxton shall have the right to deposit or cause to be deposited in a custodial account with any chartered bank or trust company in Canada (the "Liquidation Call Price Depository") the Liquidation Call Price in respect of the Newco Exchangeable Shares represented by certificates that have not at the date of such deposit been surrendered by Sellers in connection with the exercise by Paxton of the Liquidation Call Right. Immediately upon making such deposit, Paxton shall give notice thereof to Sellers. The Newco Exchangeable Shares in respect of which such deposit shall have been made shall be deemed to be exchanged on the date of such deposit and, subject to Section
5.1 hereof, Sellers' rights with respect to such Newco Exchangeable Shares shall thereafter be limited to the right to receive the Liquidation Call Price so deposited against presentation and surrender of the certificates representing such Newco Exchangeable Shares to the Liquidation Call Price Depository. Upon such payment or deposit of the Liquidation Call Price, Sellers shall thereafter be considered and deemed for all purposes to be the holder of the Paxton Common Shares deposited with the Liquidation Call Price Depository.

                                   ARTICLE 4

                     EXERCISE OF THE RETRACTION CALL RIGHT
                     -------------------------------------

4.1.     Retraction.

In the event that any Sellers have exercised Sellers' rights under Article 6 of the Articles of Incorporation of Newco to require Newco to redeem any or all of the Newco Exchangeable Shares held by them (the "Retraction Right"), Paxton shall have the overriding right (the "Retraction Call Right") to purchase all, but not less than all, of such Newco Exchangeable Shares from Sellers for an amount per share (the "Retraction Call Price") equal to (a) the Current Market Price of the Specified Number of Paxton Common Shares on the last Business Day prior to the Retraction Date (as such term is defined in Section 6.1 of the Articles of Incorporation of Newco) which amount shall be paid and satisfied in full by Paxton causing to be delivered to Sellers the Specified Number of Paxton Common Shares plus (b) the amount by which the declared and unpaid dividends on one Newco Exchangeable Share then exceed, if at all, the declared and unpaid dividends on the Specified Number of Paxton Common Shares (calculated as of the date of the declaration of such dividend or dividends in accordance with the Articles of Incorporation of Newco) (less any Taxes or U.S. Taxes).

4.2. Exercise of Retraction Call Right.

To exercise the Retraction Call Right, Paxton shall notify Sellers and Newco in writing of Paxton's intention to exercise such right within five Business Days after Paxton has been notified by Newco that Sellers have exercised the Retraction Right. If Paxton exercises the Retraction Call Right, on the Retraction Date Paxton will purchase, and Sellers will sell, such Newco Exchangeable Shares for a price per share equal to the Retraction Call Price.

4.3. Procedure for Payment of Retraction Call Price.

In the event that Paxton has exercised the Retraction Call Right with respect to any Newco Exchangeable Shares as provided herein, then, on or after the Retraction Date, Paxton shall pay or cause to be paid to Sellers the Retraction Call Price for each such Newco Exchangeable Share upon presentation and surrender at the registered office of Paxton (attention: [Chief Financial Officer]), or at such other place as may be specified by Paxton from time to time, of the certificates representing such Newco Exchangeable Shares together with one or more stock transfer powers endorsed in blank by Sellers and containing a representation and warranty by Sellers that Sellers are not non-residents of Canada within the meaning of the Income Tax Act (Canada). If Sellers do not so represent and warrant, the provisions of Section 5.9 shall apply. Payment of the total Retraction Call Price for such Newco Exchangeable Shares shall be made by delivery to Sellers at the registered office of Paxton or at such other location as may be specified by Paxton by notice to Sellers, of certificates representing Paxton Common Shares (less any Paxton Common Shares withheld in respect of Taxes) and a cheque of Paxton payable at any branch of the bankers of Paxton in respect of the total amount specified in Section 4.1(b) with respect to all such Exchangeable Shares. In the event Paxton has exercised the Retraction Call Right as provided herein, then as of and with effect from the Retraction Date Sellers shall cease to be the holders of such Newco Exchangeable Shares with respect to which Paxton has exercised the Retraction Call Right and, subject to Section 5.1 hereof, shall not be entitled to exercise any of the rights of a holder in respect thereof, other than the right to receive the Retraction Call Price with respect to each such Newco Exchangeable Share, unless payment of the total Retraction Call

Price for such Newco Exchangeable Shares shall not have been made upon presentation and surrender of the share certificates representing such Newco Exchangeable Shares in accordance with the foregoing provisions, in which case Sellers' rights shall remain unaffected to the extent the Retraction Call Price has not been paid until the Retraction Call Price has been fully paid in the manner herein before provided. Paxton shall have the right to deposit or cause to be deposited in a custodial account with any chartered bank or trust company in Canada (the "Retraction Call Price Depository") the Retraction Call Price in respect of the Newco Exchangeable Shares represented by certificates that have not at the date of such deposit been surrendered by Sellers in connection with the exercise by Paxton of the Retraction Call Right. Immediately upon making such deposit, Paxton shall give notice thereof to Sellers. The Newco Exchangeable Shares in respect of which such deposit has been made shall be deemed to be exchanged as of the date of such deposit and, subject to Section
5.1 hereof, Sellers' rights with respect to such Newco Exchangeable Shares shall thereafter be limited to the right to receive the Retraction Call Price so deposited against presentation and surrender of the certificates representing such Newco Exchangeable Shares to the Retraction Call Right Depository. Upon such payment or deposit of the Retraction Call Price, Sellers shall thereafter be considered and deemed for all purposes to be the holder of the Paxton Common Shares deposited with the Retraction Call Price Depository.

                                   ARTICLE 5

                    COVENANTS OF PAXTON, NEWCO AND SELLERS
                    --------------------------------------

5.1. Right to Dividends.

There shall be no payment or adjustment by Paxton, Newco or Sellers on account of any dividends on any Newco Exchangeable Shares on a Share Exchange in respect of the Newco Exchangeable Shares exchanged on such occasion. Dividends payable on any such Newco Exchangeable Shares for which the record date has occurred prior to the date of exchange or deemed exchange with respect to such Newco Exchangeable Shares shall be paid by Newco, even if the distribution date with respect to such dividends occurs after such date of exchange or deemed exchange; provided, however, that, if Paxton shall have exercised the Liquidation Call Right and the Newco Liquidation Date occurs after the record date with respect to such dividends, but prior to the distribution date with respect thereto, Sellers shall be treated with respect to each Newco Exchangeable Share to be purchased by Paxton on the Newco Liquidation Date pursuant to Article 3 hereof, as if they had been holders of the Specified Number of Paxton Common Shares on such record date and shall be deemed to have assigned to Paxton all rights against Newco with respect to such dividends.

5.2. Stamp or Other Transfer Taxes.

Sellers shall be solely responsible for the payment of any stamp, documentary, transfer or other like taxes or charges that may be payable to any governmental body or agency in respect of the disposition by Sellers to Paxton of Newco Exchangeable Shares or the issuance of Paxton Common Shares to Sellers pursuant to a Share Exchange and for any taxes which must be deducted or withheld by Paxton by reason of such holders being non-residents of Canada within the meaning of the Income Tax Act (Canada) or otherwise. Except as aforesaid and as otherwise provided in this Agreement, exchanges of Newco Exchangeable Shares shall be effected at no cost to Sellers.

5.3.  Fractional Shares.

Paxton shall not be required to issue fractional Paxton Common Shares upon any Share Exchange, but in lieu thereof shall pay an amount in cash equal to the same fraction of the Current Market Price of one Paxton Common Share at the effective date of the Share Exchange.

5.4.  Issuance of New Certificates.

Subject to compliance with the provisions of Section 5.9, Paxton shall deliver or cause to be delivered to Sellers, if necessary, one or more certificates representing the Newco Exchangeable Shares in respect of which the Exchange Right or the Retraction Right, as the case may be, was not exercised by Sellers but which were evidenced by the certificate or certificates delivered to Paxton pursuant to Section 1.1.2 or 4.3 hereof.

5.5   Paxton's Shares.

      (a) Paxton hereby represents, warrants and covenants that it has irrevocably reserved for issuance and will at all times keep available, free from pre-emptive and other rights, out of its authorized and unissued capital stock such number of Paxton Common Shares as is equal to the sum of the maximum number of Paxton Common Shares which may be issuable from time to time to Sellers upon a Share Exchange.

      (b) Whenever Paxton is required to deliver Paxton Common Shares pursuant to this Agreement, such shares shall be duly issued as fully paid and non-assessable and free and clear of any lien, claim and encumbrance, other than the restriction on transfer imposed by Section 5.6 hereof and applicable securities laws.

5.6   Restrictions on Transfers of Paxton Shares.

      (a) As long as Sellers are directors, officers or employees of Paxton or Newco or any of their respective subsidiaries, Sellers shall comply with all Paxton policies in force from time to time concerning the purchase and sale of securities of Paxton by directors, officers or employees of Paxton and its subsidiaries to the extent such policies are applicable to Sellers pursuant to its terms.

      (b) At any time that Sellers intend to sell any Paxton Common Shares (whether acquired pursuant to this Agreement or otherwise), Sellers shall (i) sell such Paxton Common Shares only in compliance with all applicable securities laws, including, but not limited to, the U.S. Securities Act of 1933 and the rules and regulations promulgated thereunder, and (ii) use their best efforts not to sell any such Paxton Common Shares to a person (other than a person who would be entitled to file a Schedule 13G under the U.S. Securities Exchange Act of 1934, as amended (the "1934 Act"), with respect to such sale) who would "beneficially own" (as such term is used in the regulations promulgated pursuant to Section 13(d) of the 1934 Act), after giving effect to the purchase of such Paxton Common Shares, more than 5% of the Paxton Common Shares outstanding at such time (other than to an underwriter in connection with a registration of Paxton Common Shares pursuant to the Registration Rights Agreement).

5.7.  Transfer Agent.

Paxton covenants that it will supply its transfer agent with duly executed share certificates for the purpose of completing a Share Exchange.

5.8.  Newco Liquidation.

Paxton covenants that prior to the Purchase Date it will use its best efforts to prevent the liquidation, dissolution or winding-up of Newco.

5.9.  Non-Resident of Canada at Time of Exchange.

Notwithstanding the provisions of any section of this Agreement, in the event that Sellers do not represent and warrant that they are not non-residents of Canada within the meaning of the Income Tax Act (Canada) when Sellers or Paxton are entitled to exercise any exchange right hereunder or any such exchange occurs automatically, Sellers shall provide to Paxton a certificate pursuant to section 116 of the Income Tax Act (Canada) or any successor provision thereto (such certificate being hereinafter referred to as a "Certificate") having a certificate limit that is not less than fair market value of the Paxton Common Shares which Sellers are entitled to receive upon such exchange and otherwise conforming in all respects with the provisions of section 116 of the Income Tax Act (Canada) or any successor provisions thereto. If Sellers do not provide such Certificate to Paxton on or before the date on which the exchange is to occur, Paxton shall be entitled to hold back Paxton Common Shares having a fair market value equal to the amount of any Taxes that Paxton would be required to pay on behalf of Sellers pursuant to section 116 of the Income Tax Act (Canada) or any successor thereto. Paxton shall be entitled to sell such Paxton Common Shares and to remit the sale price to Revenue Canada on account of any such Taxes within such time (determined by Paxton acting reasonably) as will enable it to comply with the requirements of subsection 116(5) of the Income Tax Act (Canada) or any successor thereto in the event that Sellers fail to provide such Certificate before such time and Sellers hereby appoint Paxton as their lawful attorney with full and irrevocable power and authority to execute all agreements, documents and instruments and to take such other action as may be required to effect such sale. If Sellers provide such Certificate before such time, Paxton shall release to Sellers any Paxton Common Shares so held back or the proceeds from a sale thereof if not remitted to Revenue Canada.

5.10. Reincorporation of Paxton.

The parties hereto agree that, in the event Paxton ceases to be a Nevada corporation and is reincorporated in another jurisdiction, the parties hereto shall amend or modify, or cause, or consent to, the amendment or modification of, such Transaction Documents, and enter into such additional agreements and execute, or cause the execution of, such additional documents, as may be required to provide the parties hereto with substantially the same rights and obligations and economic benefits under the laws of such jurisdiction of reincorporation.

                                   ARTICLE 6

                            SUCCESSORS AND ASSIGNS
                            ----------------------

6.1.  Successors and Assigns.

The provisions of this Agreement shall be binding upon, and inure to the benefit of, the respective transferees and assigns (if the transfer or assignment of this Agreement is permitted hereunder), or the successors, executors, administrators and legal representatives of the parties hereto, provided,
                                                                --------
however, that this Agreement may not be assigned by the parties hereto in whole
-------
or in part except as otherwise expressly provided herein.

6.2.  Paxton Successors.

Paxton shall not enter into any transaction (whether by way of restructuring, reorganization, consolidation, merger, transfer, sale, lease or otherwise) whereby all or substantially all of its undertaking, property and assets would become the property of any other person or, in the case of a merger, of the continuing corporation resulting therefrom unless;

      (a) (i) such other person or continuing corporation (the "Paxton Successor"), by operation of law, becomes automatically bound by the terms and provisions of this Agreement or (ii) if the Paxton Successor does not become so bound, the Paxton Successor executes, prior to or contemporaneously with the consummation of such transaction, an agreement supplemental hereto and such other instruments (if any) as are satisfactory to Sellers and, in the opinion of legal counsel to Sellers, are necessary or advisable to evidence the assumption by the Paxton Successor of the liability for all moneys payable and property deliverable hereunder and the covenant of such Paxton Successor to pay and deliver or cause to be delivered the same and its agreement to observe and perform all the covenants and obligations under this Agreement; and

      (b) such transaction shall, to the satisfaction of Sellers and in the opinion of such legal counsel, be upon such terms as are required to substantially preserve and not to impair in any material respect any of the rights, duties, powers and authorities of the Sellers hereunder.

6.3.  Transfer by Sellers.

Sellers shall not transfer (other than to Paxton) all or any portion of Sellers' Newco Exchangeable Shares, except to the Trustee under the Trust Agreement pursuant to the terms of the Guaranty and the Trust Agreement.

                                   ARTICLE 7

                                  TERMINATION
                                  -----------

7.1.  Term.

This Agreement shall continue until the earliest to occur of the following events:

      (a)  no outstanding Newco Exchangeable Shares are held by Sellers, and

      (b) the execution of an instrument in writing terminating this Agreement, signed by duly authorized officers or representatives of Paxton and Newco and by all Sellers.

                                   ARTICLE 8

                         DEFINITION AND MISCELLANEOUS
                         ----------------------------

8.1.  Definitions of Certain Terms.

As used herein, the following terms shall have the following meanings:

      "1934 Act" means the U.S. Securities Exchange Act of 1934, as amended.

      "Agreement" has the meaning given thereto in the first paragraph hereof.

      "Articles of Incorporation of Newco" has the meaning given thereto in the Purchase Agreement.

      "Automatic Exchange" has the meaning given thereto in Section 1.2.2.

      "Automatic  Exchange  Date" has the  meaning  given  thereto in Section
      1.2.2.

      "Business Day" means a day other than a Saturday, Sunday or any other day treated as a holiday in the municipality in Canada in which Newco's registered office is then situated.

      "Certificate" has the meaning given thereto in Section 5.9.

      "Company" has the meaning given thereto in the second paragraph hereof.

      "Current Market Price' means, in respect of a Paxton Common Share, on any date, the average of the closing prices of a Paxton Common Share on such stock exchange or automated quotation system on which the Paxton Common Shares are then listed or quoted, as the case may be, on the twenty trading days immediately preceding such date, and, if the Paxton Common Shares are listed or quoted on more than one such exchange or automated quotation system, on such exchange or automated quotation system as may be selected by the Board of Directors of Paxton for the purpose of establishing such average price.

      "Exchange Date" has the meaning given thereto in Section 1.1.2.

      "Exchange Notice' has the meaning given thereto in Section 1.1.2.

      "Exchange Price" has the meaning given thereto in Section 1.1.1.

      "Exchange Right" has the meaning given thereto in Section 1.1.1.

      "Guaranty" has the meaning given thereto in the Purchase Agreement.

      "Liquidation Call Price" has the meaning given thereto in Section 3.1.

      "Liquidation  Call Price  Depositary"  has the meaning given thereto in
      Section 3.3.

      "Liquidation Call Right" has the meaning given thereto in Section 3.1.

      "Newco" has the meaning given thereto in the first paragraph hereof.

      "Newco Exchangeable Shares" has the meaning given thereto in the second paragraph hereof.

      "Newco Liquidation Date" has the meaning given thereto in Section 3.1.

      "person" means an individual, a corporation, partnership, trust, any other entity and any group (which term includes a "group" as defined in Section 13(d)(3) of the 1934 Act).

      "Purchase" has the meaning given thereto in Section 2.1.

      "Purchase Agreement" has the meaning ascribed thereto in the second paragraph hereof.

      "Purchase Date" means, if any of the following events occurs: (i) Paxton merges with or into any other entity, other than a wholly owned subsidiary of Paxton, (ii) all or substantially all of the Paxton Common Shares or the assets of Paxton are sold, (iii) the bankruptcy of any of the Sellers, whether voluntary or involuntary, or (iv) the death of any of the Sellers, the following: in the case of (i) or (ii), the effective date of the merger or sale, in the case of (iii) 30 days after the Seller has been declared bankrupt and, in the case of (iv), the date which is 120 days after the date of Seller's death, as the case may be. In the case of (iii) and (iv), the events that occur pursuant to this agreement on the Purchase Date shall only occur with respect to the holdings of the Seller(s) that have been declared bankrupt or become deceased.

         "Purchase Price" has the meaning given thereto in Section 2.1.

         "Purchase Price Depository" has the meaning given thereto in Section 2.2.2.

         "Retracted Shares" has the meaning given thereto in Section 1.3.

         "Retraction Call Price" has the meaning given thereto in Section 4.1.

         "Retraction  Call Price  Depository"  has the meaning  given thereto in
         Section 4.3.

         "Retraction Call Right" has the meaning given thereto in Section 4.1.

         "Retraction Date" has the meaning given thereto in Section 4.1.

         "Retraction Request" has the meaning given thereto in the Articles of Incorporation of Newco.

         "Retraction Right" has the meaning given thereto in section 4.1.

         "Sellers" has the meaning given thereto in the first paragraph hereof.

         "Share Exchange" means, with respect to any Newco Exchangeable Share, the acquisition by Paxton hereunder of such Newco Exchangeable Share, whether pursuant to exercise (i) by Sellers of the Exchange Right, the Automatic Exchange, the Purchase or (ii) by Paxton of the Liquidation Call Right or the Retraction Call Right.

         "Specified Number" has the meaning given thereto in the Articles of Incorporation of Newco.

         "Subsidiary" means any corporation, association, or other business entity a majority (by number of votes on the election of directors) of the shares of capital stock (or other voting interests) of which is owned, directly or indirectly, by Paxton.

         "Subscription Agreement" means the Subscription Agreement, dated as of the date hereof, between Paxton and the Irrevocable Trust for the Benefit of *.

         "Support Agreement" has the meaning given thereto in the Purchase Agreement.

         "Taxes" means any taxes that Paxton may be required to pay on behalf of, or withhold from, any person pursuant to the Income Tax Act (Canada) or any successor thereto or pursuant to any applicable provincial tax legislation.

         "U.S Taxes" means any U.S. dividend withholding taxes that Paxton believes may be required to be withheld.

         "Transaction Documents" means this Agreement, Newco's Articles of Incorporation, the Support Agreement, the Subscription Agreement, the Trust Agreement and the Guaranty.

         "Trust Agreement" has the meaning given thereto in the Purchase Agreement.

         "Paxton" has the meaning given thereto in the first paragraph hereof.

         "Paxton Common Shares" has the meaning given thereto in the third paragraph hereof.

         "Paxton Liquidation Amount" has the meaning given thereto in Section 1.2.2.

         "Paxton Liquidation Amount Depository" has the meaning given thereto in
         Section 1.2.3.

         "Paxton Liquidation Event" has the meaning given thereto in Section 1.2.2.

         "Paxton Successor" has the meaning given thereto in Section 6.2.

8.2.     Amendments, Modifications, etc.

This Agreement may not be amended, modified or supplemented by the parties hereto in any manner, except by an instrument in writing signed by duly authorized officers or representatives of Paxton and Newco and by each of the Sellers.

8.3.     Changes in Capital of Paxton and Newco.

At all times after the occurrence of any event effected pursuant to Section 2.6 of the Support Agreement or Article 11 of Newco's Articles of Incorporation, as a result of which either the Paxton Common Shares or the Newco Exchangeable Shares or both are in any way changed, this Agreement shall forthwith be amended and modified as necessary in order that it shall apply with full force and effect, mutatis mutandis, to all new securities into which the Paxton Common Shares or the Newco Exchangeable Shares or both are so changed and the parties hereto shall execute, in accordance with Section 8.2, such amendments, modifications and supplement to this Agreement as are necessary to effect such changes.

8.4.     No Waiver.

The failure of any party hereto to enforce at any time any of the provisions of this Agreement shall in no way be construed to be a waiver of any such provision, nor in any way to affect the validity of this Agreement or any party hereof or the right of such party thereafter to enforce each and every such provision. No waiver of any breach of or non-compliance with this Agreement shall be held to be a waiver of any other or subsequent breach or non-compliance.

8.5.  Governing Law.

This Agreement shall be governed by and construed and enforced in accordance with the laws of Ontario (and the laws of Canada applicable therein), without regard to their respective conflict of law rules.

8.6.  Notices.

All notices and other communications hereunder shall be in writing and shall be deemed given if delivered in person or sent by facsimile or via a reputable international overnight courier service to the parties at the following addresses (or at such other address for a party as shall be specified by like notice), and shall be deemed given on the date on which delivered by hand or otherwise on the date of receipt:

If to Paxton or Newco:

c/o 30 West Beaver Creek
Suite 109
Richmond Hill, Ontario

L4B 3K1

Attention: Kim Allen
Facsimile Number: (905) 881-1152

With a copy to:

Wuersch & Gering
11 Hanover Square
21/st/ Floor
New York, New York
10005

Attention:  Travis Gering
Facsimile Number: (212) 509-5050



If to the Sellers:

c/o 30 West Beaver Creek
Suite 109
Richmond Hill, Ontario
L4B 3K1

Attention:    Angelo Boujos
Facsimile Number: (905) 881-1152


With a copy to:

Chitiz Pundit Pathak & Sokoloff
85 Richmond Street West
Suite 901
Toronto, Ontario
M5H 2C9

Attention:    S. Paul Pathak
Facsimile Number: (416) 368-0300

8.7.   Construction of Agreement.

A reference to an Article or Section shall mean an Article of or a Section in this Agreement unless otherwise expressly stated. The titles and headings herein are for reference purposes only and shall not in any manner limit the construction of this Agreement which shall be considered as a whole. The words "include", "includes" and "including" when used herein shall be deemed in each case to be followed by the words, "without limitation."

8.8.   Entire Agreement.

This Agreement (a) constitutes the entire agreement, and supersedes all other prior agreements and understandings, both written and oral between the parties with respect to the subject matter hereof, and (b) is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder, except as otherwise expressly provided herein.

8.9.   Validity.

The invalidity or unenforceability of any provision of this Agreement shall not affect the validity of any other provision of this Agreement, each of which shall remain in full force and effect.

8.10. Counterparts. This Agreement may be executed in one or more counterparts, all of which together shall constitute one and the same Agreement.

     IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first above written.

                                           UNIVERSE2U INC.
                                           (formerly Paxton Mining Corporation)

                                       By: /s/ Barry Herman
                                           ---------------------------
                                           Barry Herman
                                           Title: President

                                           1418276 ONTARIO INC.


                                       By: /s/ Barry Herman
                                           ---------------------------
                                           Barry Herman
                                           Title: President

                                           UNIVERSE2U INC.


                                       By: /s/ Kim Allen
                                           ---------------------------
                                           Kim Allen
                                           Title: CEO


                                           /s/ Angelo Boujos
______________________________             ---------------------------
Witness                                    Angelo Boujos


                                           /s/ Josie Boujos
______________________________             ---------------------------
Witness                                    Josie Boujos


                                           /s/ Josie Boujos
______________________________             ---------------------------
Witness                                    Josie Boujos, in trust


                                           /s/ Bill McGill
______________________________             ---------------------------
Witness                                    Bill McGill


                                           /s/ Andrew Eyers
______________________________             ---------------------------
Witness                                    Andrew Eyers

                                   Exhibit A
                                   ---------

                                EXERCISE NOTICE

                         TO PAXTON MINING CORPORATION

         Reference is made to a certain Share Exchange Agreement, dated as of ________________ , 2000 (the "Share Exchange Agreement"), by and among Paxton Mining Corporation, a Nevada Corporation ("Paxton"), 1418276 Ontario Inc., an Ontario Corporation and a subsidiary of Paxton ("Newco"), and those shareholders listed in Schedule A to the Share Exchange Agreement ("Sellers"). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Share Exchange Agreement.

         The undersigned (the "Seller) hereby notifies Paxton, pursuant to
Section 1.1.2 of the Share Exchange Agreement, of his election to exercise Seller's Exchange Right in respect of _______ Newco Exchangeable Shares (the "Shares").

         Seller represents, warrants and agrees that:

         (a) Seller has delivered herewith the certificate(s) representing the Shares together with one or more stock transfer powers endorsed in blank by Seller;

         (b) Seller has good title to and beneficially owns the Shares free and clear of all liens, claims and encumbrances;

         (c) Seller is not a "U.S. person" (as such term is defined under Rule 902 of Regulation S of the U.S. Securities Act of 1933, as amended (the "Securities Act")) and the Shares are not being exchanged on behalf of a "U.S. person";

         (d) Seller agrees that the Paxton Common Shares that Sellers will receive in exchange for the Shares may be resold only in accordance with the provisions of the Securities Act, pursuant to registration under the Securities Act, or pursuant to an available exemption from registration; and

         (e) Seller is not a non-resident of Canada within the meaning of the Income Tax Act (Canada).

The certificate or certificates representing the Paxton Common Shares issuable in exchange for the Shares are to be registered in the name of Sellers as set forth below and (subject to the provisions of the Share Exchange Agreement) should be delivered to Sellers at the following address.

         Name and Address for delivery, if different than address specified in the Share Exchange Agreement:

                                          Seller:  _________________________


Date: _________________